Exhibit 10.3

ASSIGNMENT AND ASSUMPTION OF ACCOUNTS RECEIVABLES AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF ACCOUNTS RECEIVABLE AGREEMENT (this “Agreement”) is made as of June 28, 2024 (the “Effective Date”), by and among 1847 Cabinets Inc., a corporation organized under the laws of the State of Delaware, High Mountain Door & Trim Inc., a corporation organized under the laws of the State of Nevada, Sierra Homes LLC, a limited liability company organized under the laws of the State of Nevada, and Kyle’s Custom Wood Shop, Inc. a corporation organized under the laws of the State of Idaho (collectively, the “Assignor”), on one hand, and Breadcrumbs Capital LLC, a limited liability company organized under the laws of the State of Delaware (“Assignee”), on the other hand.

WHEREAS, concurrently herewith, Assignor has issued that certain promissory note in the principal amount of up to $2,472,000.00 to the Assignee (the “Note”).

WHEREAS, pursuant to the terms of the Note, Assignor was required to enter into this Agreement with the Assignee, in order to assign certain accounts receivables of the Assignor, as additional consideration to the Assignee for agreeing to advance funds to the Assignor under the Note (the “Assignment”).

WHEREAS, Assignor has agreed to assign to Assignee, and Assignee has agreed to accept from Assignor, all of the receivables described on Exhibit A attached hereto (collectively, the “Accounts Receivable”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. Recitals Incorporated. The foregoing recitals are hereby incorporated within and made an integral part of this Agreement as if fully set forth herein. Capitalized terms used in this Agreement and not defined elsewhere herein shall have the meanings set forth in the Note.

2. Assignment by Assignor. The Assignment is being made by the Assignor to the Assignee pursuant to the Note, and the Assignment shall be deemed to occur immediately upon the advance of the first Tranche by the Assignee to the Assignor under the Note.

3. Acceptance and Assumption by Assignee. Assignee hereby accepts the assignment, transfer and conveyance of the Accounts Receivable. For avoidance of doubt, the Assignment shall not be deemed a payment by the Assignor towards the outstanding balance due under the Note. However, in the event and to the extent that Assignee collects funds from the Accounts Receivables, such collections shall be deemed as payments by the Assignor to the Assignee towards the balance due under the Note.

4. Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of Assignor and Assignee, and their respective successors and assigns. This Agreement shall not confer any rights or remedies upon any person other than Assignor and Assignee.

5. Amendment or Modification. No amendment or modification to any terms of this Agreement, waiver of any covenant, obligation, breach or default under this Agreement or termination of this Agreement or the Assignment, shall be valid unless in writing and executed and delivered by Assignor and Assignee. This Agreement shall be governed by the laws of the State of Delaware (without regard to conflicts of law principles).

6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties hereto had signed the same signature page.

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IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed and delivered in their names by their respective duly authorized officers or representatives as of the Effective Date.

ASSIGNOR

1847 CABINET INC.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

HIGH MOUNTAIN DOOR & TRIM INC.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

SIERRA HOMES LLC

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

KYLE’S CUSTOM WOOD SHOP, INC.

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Executive Chairman

ASSIGNEE

BREADCRUMBS CAPITAL LLC

By:	/s/ Yechiel Kopelowitz
Name:	Yechiel Kopelowitz
Title:	Officer

[Signature page to Assignment and Assumption of Accounts Receivable Agreement]